UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2006
FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Legal Matters
Legal Proceedings

Item 2.02. Results of Operations and Financial Condition.
     On April 25, 2006, Flowserve Corporation (the “Company”) issued a press release announcing record bookings and backlog increase for the first quarter ending March 31, 2006, and an increase in debt during the quarter ended March 31, 2006 primarily as a result of the payment of full year 2005 employee earned incentive awards, plus professional service fees related to the restatement of the Company’s financial statements and the completion of the 2004 audit, which was completed in February 2006, and the work to complete the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.
     The Company also provided updates on its Securities and Exchange Commission (“SEC”) filings and expects to file its Annual Report on Form 10-K for the year ended December 31, 2005 during the latter part of the second quarter of 2006.
     The press release is furnished as Exhibit 99.1 to this Form 8-K.
     The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“1934 Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the 1934 Act, except to the extent as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
     On April 26, 2006, the Company filed its Amended Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2004 and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2004 and September 30, 2004 (collectively, the “2004 10-Qs”). Certain events that occurred since the Company filed its Annual Report on Form 10-K for the year ended December 31, 2004, filed on February 13, 2006, are disclosed in the 2004 10-Qs under the headings “Subsequent Events” and “Legal Proceedings.” Copies of this disclosure from the Company’s 2004 10-Qs are attached hereto as Exhibit 99.2 and 99.3, respectively.
     As previously announced, the Company was unable to timely file with the SEC its Annual Report on Form 10-K for the year ended December 31, 2005 (“2005 10-K”). The Company is working towards becoming current in its filings with the SEC as soon as practicable. In connection therewith, the Company expects to hold the 2005 annual meeting of shareholders and the 2006 annual meeting of shareholders (the “Annual Meetings”) on Thursday, August 24, 2006. It is possible that the Annual Meetings may be further delayed for various reasons, including our inability to file the 2005 10-K at a sufficiently advance time prior to such date.
     Advance notice of any nominations for directors and any other items of business for consideration at the Annual Meetings must be given by a proposing shareholder by July 5, 2006. Additionally, any shareholder proposals to be considered for inclusion in the Company’s proxy materials for the Annual Meetings pursuant to Rule 14a-8 of the 1934 Act must be received by the Company a reasonable time before it begins to print its proxy materials. The Company considers proposals received by May 30, 2006 to be a reasonable time before it begins to print its proxy materials. All shareholder proposals must be submitted in writing to the Corporate Secretary of the Company in accordance with its bylaws, as applicable, and delivered to the Company’s address below:

Flowserve Corporation
5215 N. O’Connor Blvd., Suite 2300
Irving, Texas 75039
Attn: Corporate Secretary
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release of the Company, dated April 25, 2006

Exhibit 99.2	Part I–Financial Information, Item 1. Financial Statements, Subsequent Events — subheading Legal Matters, as disclosed in the Company’s 2004 10-Qs, filed with the SEC on April 26, 2006

Exhibit 99.3	Part II–Other Information, Item 1. Legal Proceedings, as disclosed in the Company’s 2004 10-Qs, filed with the SEC on April 26, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION
Dated: May 1, 2006	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of the Company, dated April 25, 2006

Exhibit 99.2	Part I–Financial Information, Item 1. Financial Statements, Subsequent Events — subheading Legal Matters, as disclosed in the Company’s 2004 10-Qs, filed with the SEC on April 26, 2006

Exhibit 99.3	Part II–Other Information, Item 1. Legal Proceedings, as disclosed in the Company’s 2004 10-Qs, filed with the SEC on April 26, 2006